UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange
Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock Series L Cumulative Redeemable Preferred Stock	DLR Pr K DLR Pr L	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation of the transactions contemplated by that certain Purchase Agreement, dated as of October 29, 2019, as amended on January 23, 2020 (the “Purchase Agreement”), by and among Digital Realty Trust, Inc., a Maryland Corporation (“DLR”), Digital Intrepid Holding B.V. (formerly known as DN 39J 7A B.V.), a private limited liability company organized under the laws of the Netherlands and an indirect subsidiary of DLR (“Buyer”), and InterXion Holding N.V., a public limited liability company organized under the laws of the Netherlands (“INXN”). Pursuant to the Purchase Agreement, Buyer commenced an exchange offer (the “Exchange Offer”) to purchase all of the outstanding ordinary shares of INXN, nominal value €0.10 per share (“INXN Shares”), in exchange for 0.7067 shares of common stock of DLR, par value $0.01 per share (“DLR Common Stock”), per INXN Share (the “Offer Consideration”). Following the completion of the Exchange Offer, DLR, Buyer and INXN initiated the Post-Offer Reorganization (as defined in the Purchase Agreement). As part of the Post-Offer Reorganization, the Legal Merger and the Post-Merger Share Sale have been implemented and the Liquidation and Second Step Distribution have been initiated (all pursuant to, and as defined in, the Purchase Agreement). Upon the consummation of the Exchange Offer, the Post-Offer Reorganization and the other transactions contemplated by the Purchase Agreement, INXN merged with and into InterXion II B.V. (formerly known as Intrepid II B.V.), a private limited liability company organized under the laws of the Netherlands and an indirect subsidiary of Buyer (“InterXion II”), and DLR has become the indirect owner of all of INXN’s business operations. The following events took place in connection with the consummation of the transactions contemplated by the Purchase Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At 12:01 a.m. (New York City time), on March 9, 2020, the Exchange Offer expired as scheduled and was not extended. Buyer was advised by American Stock Transfer & Company, LLC (“AST”), the exchange agent for the Exchange Offer, that, as of the expiration of the initial offering period, a total of 64,732,624 INXN Shares, collectively representing approximately 83.3% of INXN’s outstanding capital on a fully-diluted and as-converted basis, were validly tendered and not properly withdrawn in the Exchange Offer. Following the expiration of the initial offering period, DLR and Buyer provided a subsequent offering period of three business days, which commenced on March 9, 2020 and expired at 12:01 a.m. (New York City time) on March 12, 2020. INXN shareholders who did not tender their INXN Shares during the initial offering period were able to tender their INXN Shares prior to the expiration of the subsequent offering period. Buyer was advised by AST, that, as of the expiration of the subsequent offering period, a total of 70,862,736 INXN Shares, collectively representing approximately 92.3% of INXN’s issued and outstanding capital, were validly tendered and not properly withdrawn in the Exchange Offer. All conditions to the Exchange Offer having been satisfied, Buyer accepted for exchange all of INXN Shares validly tendered during the initial offering period and the subsequent offering period, and the Exchange Offer was completed.

On March 12, 2020, following the acceptance of INXN Shares tendered in the Exchange Offer, on March 12, 2020, DLR, Buyer and INXN effectuated the Legal Merger (as defined in the Purchase Agreement) to initiate the Post-Offer Reorganization pursuant to the terms of the Purchase Agreement and as further described below. As a result of the completion of the Post-Offer Reorganization, INXN merged with and into InterXion II and DLR has become the indirect owner of all of INXN’s business operations, and completed the transactions contemplated by the Purchase Agreement.

In connection with the Exchange Offer and the Post-Offer Reorganization, DLR issued approximately 51 million shares of DLR Common Stock, which represents approximately 20% of outstanding DLR Common Stock after giving effect to such issuance. In addition, DLR reserved for issuance 578,688 additional shares of DLR Common Stock in connection with the conversion of INXN’s outstanding equity awards into awards with respect to DLR Common Stock.

At the time of the completion of the Exchange Offer, subject to applicable withholding taxes (if any): (1) (i) each then-outstanding INXN restricted share award held by a non-employee member of the board of directors of INXN was cancelled and converted into the unrestricted right to receive the Offer Consideration, including any Fractional Share Cash Amount (as defined in the Purchase Agreement), and (ii) each INXN restricted share award that was outstanding as of immediately prior to the completion of the Exchange Offer and that was held by a person other than a non-employee member of the board of directors of INXN was assumed by DLR and converted into a number of restricted stock units covering shares of DLR Common Stock (“DLR RSUs”) (rounded to the nearest whole DLR RSU) equal to the product of (x) the total number of INXN restricted shares subject to such award and (y) 0.7067; (2) (i) each outstanding award of INXN performance shares was deemed to have satisfied the performance condition applicable thereto as follows: (A) with respect to INXN performance share awards subject to a performance period that has been completed prior to the completion of the Exchange Offer, at actual performance attained for such performance period and (B) with respect to INXN performance share awards subject to a performance period that has not been completed as of the completion of the Exchange Offer, (x) for awards granted on or prior to October 29, 2019, at 150% of target and (y) for awards granted after October 29, 2019, with respect to awards of performance shares held by members of INXN’s senior management team other than David C. Ruberg, the executive director of INXN, at 115% of target or, with respect to awards of the performance shares held by the executive director of INXN, at 100% of target; and (ii) each such performance share with performance levels deemed so-achieved was assumed by DLR and converted into a number of DLR RSUs (rounded to the nearest whole DLR RSU) equal to the product of (x) the total number of INXN performance shares that are deemed to satisfy the applicable performance conditions at the completion of the Exchange Offer and (y) 0.7067; (3) each outstanding and unexercised INXN stock option (whether or not then vested or exercisable) was cancelled and converted into the right to receive the Offer Consideration, including any Fractional Share Cash Amount, with respect to a number of INXN Shares equal to (i) the product of (A) the total number of INXN Shares subject to such stock option immediately prior to the completion of the Exchange Offer multiplied by (B) the excess, if any, of (x) the value of the Offer Consideration (calculated as the volume weighted average price per share of DLR Common Stock for ten consecutive trading days ending on the close of the third trading day prior to the completion of the Exchange Offer multiplied by 0.7067) over (y) the per share exercise price of such INXN stock option, divided by (ii) the value of the Offer Consideration; and (4) each outstanding award of INXN Shares granted under the INXN YourShare Plan will continue to be subject to the applicable terms and conditions of the INXN YourShare Plan, including in relation to the holding period, and the INXN Shares issued with respect thereto have become subject to the Post-Offer Reorganization. Each DLR RSU, as so assumed and converted, shall be subject to the same vesting terms and conditions (excluding performance vesting conditions) that applied to the underlying INXN restricted share award or INXN performance share award, as applicable, immediately prior to completion of the Exchange Offer, except that upon a termination of the applicable holder’s service by DLR or an affiliate thereof following the completion of the Exchange Offer other than for “cause” (as defined in the applicable equity plan) or, where applicable, the holder’s involuntary termination due to such holder’s “material demotion” (as referred to in the Purchase Agreement), such DLR RSU will vest and all restrictions thereon (including any post-vesting or other holding periods) will lapse.

The foregoing description of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement and Amendment No. 1 thereto, copies of which are included as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 2.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of DLR Director

On March 9, 2020, effective upon the consummation of the Exchange Offer and pursuant to the terms of the Purchase Agreement, the Board of Directors of DLR (the “Board”) increased the number of directors from 11 to 12 and appointed Jean F.H.P. Mandeville to serve as an independent director on the Board until our 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. Pursuant to the Purchase Agreement, the Board will nominate Mr. Mandeville for re-election to the Board at the 2020 Annual Meeting of Stockholders. Mr. Mandeville served as a director of INXN from January 2011 to March 2020 and was a member of INXN’s Nominating Committee. Mr. Mandeville is expected to be named to serve on the Audit Committee of our Board.

There are no arrangements or understandings between Mr. Mandeville and any other person pursuant to which Mr. Mandeville was selected as our director. There are no transactions in which Mr. Mandeville has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Pursuant to the Digital Realty Trust, Inc., Digital Services, Inc., and Digital Realty Trust, L.P. 2014 Incentive Award Plan (as amended, the “Plan”) on the date of election to our Board, Mr. Mandeville received an equity award, representing a pro rata portion of our $165,000 annual non-employee director equity award that will vest on the earlier to occur of (i) the first anniversary of the date of grant or (ii) the day before the date of the next Annual Meeting of Stockholders following the date of grant, subject to Mr. Mandeville’s continued service with us through the vesting date. In addition, pursuant to the existing terms of the Plan, Mr. Mandeville is eligible to receive an annual equity award with a value of $165,000, payable in profits interest units or shares of our common stock at his election, at each Annual Meeting of Stockholders following his election if he continues to serve as an independent director immediately following such meeting. The Plan currently provides that each such annual equity award will vest on the earlier to occur of (i) the first anniversary of the date of grant or (ii) the day before the date of the next Annual Meeting of Stockholders following the date of grant, subject to Mr. Mandeville’s continued service with us through the vesting date.

Mr. Mandeville will also receive an annual cash retainer of $85,000, prorated for any partial year of service, for serving on our Board, and an annual cash retainer of $15,000, prorated for any partial year of service, for serving on our Audit Committee. Mr. Mandeville may elect to receive all or a portion of his cash retainers and director fees otherwise payable in cash in any combination of the following: (1) cash or (2) fully-vested profits interest units, having a value (based on our closing share price on the date of grant) equal to 100% of the cash retainer and director fee amounts subject to the election. Mr. Mandeville also entered into DLR’s customary indemnification agreement for our directors and officers in connection with his appointment.

Item 8.01.	Other Events.

At the time of the completion of the Exchange Offer, INXN had outstanding €1,200,000,000 in aggregate principal amount of 4 3/4% Senior Notes due 2025 (the “Notes”) under an indenture, dated as of June 18, 2018, among INXN, the guarantors party thereto, The Bank of New York Mellon, London Branch, as trustee (the “Trustee”) and paying agent, and The Bank of New York Mellon S/A/NV, Luxembourg Branch, as transfer agent and registrar (the “Indenture”).

Prior to the completion of the Exchange Offer, on March 6, 2020, INXN delivered to the Trustee and holders of the Notes (i) a notice of conditional partial redemption with respect to €480,000,000 in aggregate principal amount of Notes to be redeemed on March 16, 2020 pursuant to paragraph 5(c) of the Notes, subject to the satisfaction or waiver of the conditions specified therein (the “First Redemption”) and (ii) a notice of conditional redemption with respect to the redemption of the remaining €720,000,000 aggregate principal amount of the Notes on March 17, 2020 pursuant to paragraph 5(b) of the Notes, subject to the satisfaction or waiver of the conditions specified therein (the “Second Redemption” and, together with the First Redemption, the “Redemptions”).

On March 13, 2020, in connection with the completion of the Post-Offer Reorganization, INXN merged with and into InterXion II, and InterXion II entered into a first supplemental indenture to the Indenture, pursuant to which InterXion II succeeded INXN as issuer of the Notes and assumed all obligations under the Notes and the Indenture.

Also on March 13, 2020, InterXion II confirmed to the Trustee that all conditions precedent with respect to the Redemptions had been satisfied or waived and InterXion II irrevocably deposited with the Trustee funds in trust solely for the benefit of the holders of the Notes sufficient to pay and discharge the entire indebtedness under the Notes and thereby satisfied and discharged the Indenture and the Notes pursuant to the terms thereof. Accordingly, €480,000,000 in aggregate principal amount of the Notes will be redeemed on March 16, 2020 and the remaining €720,000,000 in aggregate principal amount of the Notes will be redeemed on March 17, 2020.

On March 13, 2020, DLR issued a press release announcing the completion of the Exchange Offer, the Post-Offer Reorganization and the other transactions contemplated by the Purchase Agreement. A copy of that press release is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated interim financial statements of INXN as of September 30, 2019 and for the three and nine months ended September 30, 2019 and 2018 are incorporated by reference to Exhibit 99.1 to the Combined Current Report on Form 8-K filed by DLR and Digital Realty Trust, L.P. on December 4, 2019. The audited financial statements of INXN as of and for the years ended December 31, 2018, 2017 and 2016 are incorporated by reference to Exhibit 99.2 to the Combined Current Report on Form 8-K filed by DLR and Digital Realty Trust, L.P. on December 4, 2019. InterXion’s management’s annual report on internal control over financial reporting as of December 31, 2018 and KPMG Accountants N.V.’s report on the effectiveness of InterXion’s internal control over financial reporting as of December 31, 2018, each as included in INXN’s Annual Report on Form 20-F for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on April 30, 2019, are incorporated by reference to Exhibits 99.3 and 99.4, respectively, to the Combined Current Report on Form 8-K filed by DLR and Digital Realty Trust, L.P. on December 4, 2019.

The audited financial statements of INXN as of and for the year ended December 31, 2019 will be filed as an exhibit to an amendment to this Current Report on Form 8-K within 71 days of the date hereof.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined income statements for the nine months ended September 30, 2019 and the year ended December 31, 2018 of DLR are incorporated by reference to Exhibit 99.5 to the Combined Current Report on Form 8-K filed by DLR and Digital Realty Trust, L.P. on December 4, 2019. The unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined income statements for the nine months ended September 30, 2019 and the year ended December 31, 2018 of Digital Realty Trust, L.P. are incorporated by reference to Exhibit 99.6 to the Combined Current Report on Form 8-K filed by DLR and Digital Realty Trust, L.P. on December 4, 2019. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of DLR, Digital Realty Trust, L.P. and INXN.

The unaudited pro forma condensed combined balance sheet as of December 31, 2019 and the unaudited pro forma condensed combined income statement for the year ended December 31, 2019 will be filed as an exhibit to an amendment to this Current Report on Form 8-K within 71 days of the date hereof.

(d) Exhibits.

Exhibit No.	Description

2.1

Purchase Agreement, dated as of October 29, 2019, as it may be amended from time to time, by and among Digital Realty Trust, Inc., InterXion Holding N.V. and Digital Intrepid Holding B.V. (formerly known as DN 39J 7A B.V.) (incorporated by reference herein to Exhibit 2.1 to DLR’s Current Report on Form 8-K previously filed on October 29, 2019).

2.2

Amendment No. 1 to Purchase Agreement, dated as of January 23, 2020, as it may be amended from time to time, by and among Digital Realty Trust, Inc., InterXion Holding N.V. and Digital Intrepid Holding B.V. (formerly known as DN 39J 7A B.V.) (incorporated by reference herein to Exhibit 2.1 to DLR’s Current Report on Form 8-K previously filed on January 27, 2020).

99.1	Press Release issued by Digital Realty Trust, Inc. dated March 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2020

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary